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                                           PIMCO ADVISORS VIT
                                              (THE "FUND")
                                     Supplement Dated October 8, 2004
                                            to the Prospectus
                                            Dated May 1, 2004

This Supplement supercedes and replaces in its entirety the Supplement dated May 19, 2004.

REGULATORY AND LITIGATION MATTERS

The Prospectus is supplemented by deleting the subsection captioned "Regulatory and Litigation Matters" of the section titled "Fund Management" and replacing it with the following:

     On September 13, 2004, the SEC announced that PEA Capital LLC ("PEA"), a sub-adviser of the Fund, and certain of its affiliates had agreed to a settlement of charges arising out of the same matters that were the subject of the New Jersey settlement (as more fully described below). In the SEC settlement, PEA and their affiliates consented to the entry of an order by the SEC and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PEA and its affiliates agreed to pay civil money penalties in the aggregate amount $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the SEC agreed to seek to dismiss PEA and its affiliates from the related complaint it filed on May 6, 2004 in the U.S. District Court in the Southern District of New York. Neither the complaint nor the order alleges any inappropriate activity took place with respect to the Fund.

     In a related action on June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement with Allianz Dresdner Asset Management of America L.P. ("ADAM"), an indirect parent of PEA, and certain other affiliates, in connection with a complaint filed by the New Jersey Attorney General ("NJAG"). The NJAG dismissed claims against Pacific Investment Management Company LLC ("PIMCO"), a sub-adviser of the Fund, which had been filed as part of the same complaint. In the settlement, ADAM and other named affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement contained allegations arising out of the same matters that were the subject of the SEC order regarding market-timing described above.

     On September 15, 2004, the SEC announced that PEA and certain of its affiliates had agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by PEA and its affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called "shelf space" arrangements with certain broker-dealers. In their settlement with the SEC, PEA and its affiliates consented to the entry of an order by the SEC without admitting or denying
the findings contained in the order.   In connection with the settlement, PEA
and its affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PEA and these affiliates agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered into an agreement with an affiliate of PEA in resolution of an investigation into matters that are similar to those discussed in the SEC order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California alleging, among other things, that this affiliate violated certain

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antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the affiliate did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General's fees and costs associated with the investigation and related matters. Neither the SEC order nor the California Attorney General's complaint alleges any inappropriate activity took place with respect to the Fund.

     Since February 2004, PEA and certain of its affiliates and employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four of those lawsuits concern "revenue sharing" with brokers offering "shelf space" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Fund has been named in several of the lawsuits concerning market timing. PEA and its affiliates believe that other similar lawsuits may be filed in federal or state courts naming as defendants PEA, PIMCO, the Fund, other open- and closed-end funds advised or distributed by PEA and/or their affiliates, the boards of trustees of those funds, and/or other affiliates and their employees.

     Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PEA, PIMCO, ADAM and/or their affiliates (including OpCap Advisors LLC ("OpCap"), the investment adviser of the Fund, and NFJ Investment Group ("NFJ"), a sub-adviser of the Fund, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the New Jersey settlement described above under
Section 9(a), PEA, and certain of their affiliates (together, the "Applicants") have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

     In addition, it is possible that these matters and/or other developments resulting from these matters could lead to increased Portfolio redemptions or other adverse consequences to the Fund and its shareholders. However, the Fund, OpCap, PEA, PIMCO and NFJ believe that these matters are not likely to have a material adverse effect on the Fund or its Portfolios or on the ability of OpCap or the sub-advisers to perform their respective investment advisory services relating to the Fund.

The foregoing speaks only as of the date of this Supplement. While there may be additional litigation on regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse effect of the Fund or the ability of OpCap or the sub-advisers to perform their respective contracts with respect to the Fund.